T. Rowe Price Global High Income Fund

Supplement to Summary Prospectus Dated May 1, 2018

On page 7, the portfolio manager table under “Management” is supplemented as follows:

Effective January 1, 2020, Mark J. Vaselkiv will step down from his responsibilities as the fund’s co-portfolio manager and Cochairman of the fund’s Investment Advisory Committee, and Michael F. Connelly and Samy B. Muaddi will join Michael Della Vedova as the fund’s co-portfolio managers and Cochairmen of the fund’s Investment Advisory Committee. Mr. Connelly joined T. Rowe Price in 2005 and Mr. Muaddi joined T. Rowe Price in 2006.

The date of this supplement is January 14, 2019.

F36-041-S 1/14/19